SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): December 12, 1996


                             FLUOR DANIEL GTI, INC.
               (Exact Name of Registrant as Specified in Charter)


        DELAWARE                       0-15067               02-0324047
(State or Other Jurisdiction         (Commission           (IRS Employer
    of Incorporation)                File Number)       Identification No.)


      100 RIVER RIDGE DRIVE, NORWOOD, MASSACHUSETTS              02062
        (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code:  (617) 769-7600








ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNT.

         On December 12, 1996, Fluor Daniel GTI, Inc. (the "Registrant") dismissed the accounting firm of Coopers & Lybrand LLP ("C&L") and engaged the accounting firm of Ernst & Young LLP ("E&Y") to be the Registrant's auditors for the current fiscal year, which ends October 31, 1997. The Registrant's Board of Directors approved the decision to change accountants upon the recommendation of the Registrant's Audit Committee. The Registrant has not consulted with E&Y with respect to any accounting, auditing or financial reporting issue.

         E&Y serve as auditors for the Registrant's parent company, Fluor Corporation, and Fluor Corporation's former subsidiary, Fluor Daniel
Environmental Services, Inc. ("FDESI"), which was merged with and became a subsidiary of the Registrant on May 10, 1996 (the "Merger").

         On July 26, 1995, the Registrant had dismissed E&Y and engaged C&L to be the Registrant's auditors for the fiscal year ended April 27, 1996. C&L also were engaged to be the auditors for the transition period May 1, 1996 through October 31, 1996, which resulted from the Registrant changing its fiscal year end to October 31, the fiscal year-end of Fluor Corporation.

         During the period of engagement of C&L there have been no "disagreements" between the Registrant and C&L on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, or any "reportable events", as those terms are defined in Item 304 of Regulation S-K.

         C&L's reports on the financial statements for the fiscal year ended April 27, 1996 and the transition period ended October 31, 1996 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The Registrant will file C&L's report for the transition period ended October 31, 1996 with its Annual Report on Form 10-K, which is due January 29, 1997.








ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

              16.1 Letter from Coopers & Lybrand LLP pursuant to Item 304(a)(3) of Regulation S-K.







                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FLUOR DANIEL GTI, INC.


                                        By:  /s/ Robert E. Sliney, Jr.
                                             -------------------------
                                             Robert E. Sliney, Jr.
                                             Vice President and
                                             Chief Financial Officer

Dated:  December 17, 1996






                                  EXHIBIT INDEX



Exhibit Number                                       Description
--------------                                       -----------
16.1                                        Letter from Coopers & Lybrand LLP
                                            pursuant to Item 304(a)(3) of
                                            Regulation S-K.